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                                                                    Exhibit 10.3

Pursuant to Item 601(10)(D)(ii) sub-sections (A) & (B) of Regulation S-B, the following is a written description of Markland Technologies, Inc.'s material compensation agreements:

Delmar R. Kintner,  Director and President.

Base Salary                $10,000 per month
Stock Grant #1             Common stock equal to 1.67% of the issued and
                           outstanding stock of the Company on a fully diluted
                           basis, to be issued as follows: 50% on or about Feb
                           15th, 2003, 25% on July 1, 2003 and 25% on October 1,
                           2003.
Stock Grant #2             Common stock equal to .6% of the issued and
                           outstanding stock of the Company, to be issued after the first anniversary of employment.


Kenneth P. Ducey, Jr., Director, Executive Vice President and Secretary

Base Salary                $15,000 per month
Stock Grant #1             Common stock equal to 1% of the issued and
                           outstanding stock of the Company on a fully diluted basis, to be issued as follows: 50% on or about Feb
                           15th, 2003, 25% on July 1, 2003 and 25% on October 1,
                           2003.

Stock Grant #2             Common stock equal to .6% of the issued and
                           outstanding stock of the Company, to be issued after the first anniversary of employment.


Verdi Consulting Inc., Consultant
Base Salary                $12,500 per month
Stock Grant #1             Common stock equal to 1% of the issued and
                           outstanding stock of the Company on a fully diluted
                           basis, to be issued as follows: 50% on or about Feb
                           15th, 2003, 25% on July 1, 2003 and 25% on October 1,
                           2003.
Stock Grant #2             Common stock equal to .6% of the issued and
                           outstanding stock of the Company, to be issued after the first anniversary of employment.


Robert Tarini, Director and Consultant
Base Salary                $10,000 per month
Stock Grant #1             Common stock equal to 1% of the issued and
                           outstanding stock of the Company on a fully diluted basis, to be issued as follows: 50% on or about Feb
                           15th, 2003, 25% on July 1, 2003 and 25% on October 1,
                           2003.

Stock Grant #2             Common stock equal to .6% of the issued and
                           outstanding stock of the Company, to be issued after the first anniversary of employment.